                                                                      PROSPECTUS
                                                                     MAY 1, 1998
                                                   (as revised November 1, 1998)

                       DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103

    Delaware Group Premium Fund, Inc. (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its various separate Portfolios. Each Portfolio ("Series") is in effect a separate fund issuing its own shares. The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below. See Inves tment Objectives and Policies. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained.
    This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1998, as revised November 1, 1998 and as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Fund's registration statement, and other information regarding registrants that electronically file with the SEC. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE SERIES ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE SERIES ARE NOT BANK OR CREDIT UNION DEPOSITS.
--------------------------------------------------------------------------------

    Decatur Total Return Series--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.
    Delchester Series--seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.
    International Equity Series--seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

    Small Cap Value Series--seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series, formerly known as Value Series, has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.
    Trend Series--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Equity Funds III, Inc., a separate fund in the Delaware Investments family.
    Devon Series--seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.
    Emerging Markets Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.
    Social Awareness Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series, formerly known as Quantum Series, has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.
    REIT Series--seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

TABLE OF CONTENTS

Cover Page.....................................................................1
Summary Information............................................................4
Financial Highlights...........................................................6
Investment Objectives and Policies............................................11
    Introduction..............................................................11
    Decatur Total Return Series...............................................11
    Delchester Series.........................................................11
    International Equity Series...............................................12
    Small Cap Value Series....................................................14
    Trend Series..............................................................15
    Devon Series..............................................................16
    Emerging Markets Series...................................................16
    Social Awareness Series...................................................17
    REIT Series...............................................................18
Purchase and Redemption.......................................................21
Dividends and Distributions...................................................21
Taxes.........................................................................21
Calculation of Offering Price and Net Asset Value Per Share...................21
Management of the Fund........................................................22
    Performance Information...................................................25
    Distribution and Service..................................................26
    Expenses..................................................................26
    Description of Fund Shares................................................27
Other Considerations..........................................................27
Appendix A--Ratings...........................................................36

SUMMARY INFORMATION
Investment Objectives and Policies
    Each Series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover Page of this Prospectus and Investment Objectives and Policies.

Special Considerations and Risk Factors
    Prospective investors should consider a number of factors depending upon the Series in which they propose to invest:
    1. The International Equity and Emerging Markets Series invest primarily in securities issued by non-United States companies. Each of the other Series may also invest a portion of their assets in securities of such issuers and companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain risk and opportunity considerations not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions under International Equity Series a nd Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.
    2. Each Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.
    3. The International Equity, Small Cap Value, Trend, Devon, Emerging Markets, Social Awareness and REIT Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series do not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware International, Delaware Management or the Sub-Advisers registered as commodities trading advisers in reliance upon various exemptive rules. See Futures Contracts and Options on Future Contracts and Risk Factors under International Equity Series and Futures Contracts and Options on Futures Contracts under Other Considerations.

    4. The assets of Delchester Series may be invested primarily in high-yield securities (junk bonds) and Emerging Markets Series may invest up to 35% of its net assets in high-yield, high risk fixed income securities, and greater risks may be involved in an investment in these Series than in an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Factors under Delchester Series.
    5. While Emerging Markets and REIT Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the Series will not be diversified under the 1940 Act. Thus, while at least 50% of a Series' total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.
    6. The International Equity Series may invest in issuers located or operating in markets of emerging countries, and the Emerging Markets Series will invest primarily in such issuers. The securities markets in these countries may be subject to a greater degree of economic, political or social instability than is the case in the United States, Western Europe and other developed markets. See Special Risk Considerations under Other Considerations.
    7. The REIT Series concentrates its investments in the real estate industry, so its net asset value can be expected to fluctuate in light of factors affecting that industry and may fluctuate more widely than a portfolio that invests in a broader range of industries. By investing primarily in securities of REITs, the Series is also subject to interest rate risk.

Investment Managers and Sub-Advisers
    Delaware Management Company ("Delaware Management") furnishes investment management services to the Decatur Total Return, Delchester, Small Cap Value, Trend, Devon, Social Awareness and REIT Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware Management and the fees payable under each Series' Investment Management Agreement.
    Delaware International Advisers Ltd. ("Delaware International") furnishes investment management services to the International Equity and Emerging Markets Series, subject to the supervision and direction of the Fund's Board of Directors. See Management of the Fund for information about Delaware International and the fees payable under each Series' Investment Management Agreement.
    Vantage Global Advisors, Inc. ("Vantage") serves as Sub-Adviser to Social Awareness Series. Lincoln Investment Management, Inc. ("Lincoln") serves as Sub-Adviser to REIT Series. See Management of the Fund f or information about the Sub-Advisers and the fees payable under the Sub-Advisory Agreements.

Purchase and Redemption
    Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and Redemption.

Open-End Investment Company
    The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about each Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. REIT Series commenced operations after the close of the Fund's most recent fiscal year; consequently, no financial highlights are presented for this Series.
--------------------------------------------------------------------------------

                                                                                   Decatur Total Return Series
                                                            ------------------------------------------------------------------------

                                                                                                           Year Ended
                                                            12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
Net asset value, beginning of period.............           $15.980     $14.830     $11.480     $12.510     $11.220     $10.750
Income From Investment Operations:
Net investment income............................             0.324       0.377       0.416       0.412       0.434       0.416
Net realized and unrealized gain (loss)
 on investments..................................             4.216       2.398       3.574      (0.422)      1.266       0.504
                                                            -------     -------     -------     -------     -------     -------
Total from investment operations.................             4.540       2.775       3.990      (0.010)      1.700       0.920
                                                            -------     -------     -------     -------     -------     -------
Less Dividends and Distributions:
Dividends from net investment income.............            (0.370)     (0.420)     (0.430)     (0.420)     (0.410)     (0.450)
Distributions from net realized gain
  on investment transaction......................            (1.350)     (1.205)     (0.210)     (0.600)       none        none
                                                            -------     -------     -------     -------     -------     -------
Total dividends and distributions................            (1.720)     (1.625)     (0.640)     (1.020)     (0.410)     (0.450)
                                                            -------     -------     -------     -------     -------     -------
Net asset value, end of period...................           $18.800     $15.980     $14.830     $11.480     $12.510     $11.220
                                                            =======     =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
Total return(2)..................................            31.00%      20.72%      36.12%      (0.20%)     15.45%(3)    8.82%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)..........          $401,402    $166,647    $109,003     $72,725     $65,519     $38,278
Ratio of expenses to average net assets..........             0.71%       0.67%       0.69%       0.71%       0.75%       0.79%
Ratio of expenses to average net assets
  prior to expense limitation....................             0.71%       0.67%       0.69%       0.71%       0.76%       0.81%
Ratio of net investment income to
  average net assets.............................             2.02%       2.66%       3.24%       3.63%       3.95%       3.86%
Ratio of net investment income to average
  net assets prior to expense limitation.........             2.02%       2.66%       3.24%       3.63%       3.94%       3.84%
Portfolio turnover...............................               54%         81%         85%         91%         67%         72%
Average commission rate paid(4)..................           $0.0600     $0.0600         N/A         N/A         N/A         N/A



                                                                      Decatur Total Return Series
                                                            --------------------------------------------
                                                                                                7/28/88(1)
                                                                                                 through
                                                             12/31/91    12/31/90    12/31/89    12/31/88
Net asset value, beginning of period.............            $ 9.240     $11.400     $10.160     $10.000
Income From Investment Operations:
Net investment income............................              0.450       0.449       0.281       0.093
Net realized and unrealized gain (loss)
 on investments..................................              1.550      (1.919)      1.034       0.067
                                                             -------     -------     -------     -------
Total from investment operations.................              2.000      (1.470)      1.315       0.160
                                                             -------     -------     -------     -------
Less Dividends and Distributions:
Dividends from net investment income.............             (0.490)     (0.560)     (0.075)       none
Distributions from net realized gain
  on investment transaction......................               none      (0.130)       none        none
                                                             -------     -------     -------     -------
Total dividends and distributions................             (0.490)     (0.690)     (0.075)       none
                                                             -------     -------     -------     -------
Net asset value, end of period...................            $10.750     $ 9.240     $11.400     $10.160
                                                             =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------
Total return(2)..................................             22.32%     (13.31%)     13.04%       3.77%
--------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)..........            $34,840     $29,598     $12,959      $1,873
Ratio of expenses to average net assets..........              0.85%       0.96%       1.31%       2.00%
Ratio of expenses to average net assets
  prior to expense limitation....................              0.85%       0.96%       1.31%       2.00%
Ratio of net investment income to
  average net assets.............................              4.46%       5.80%       5.06%       6.40%
Ratio of net investment income to average
  net assets prior to expense limitation.........              4.46%       5.80%       5.06%       6.40%
Portfolio turnover...............................                79%         34%         26%           -
Average commission rate paid(4)..................                N/A         N/A         N/A         N/A

---------------------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                                       Delchester Series
                                                           ---------------------------------------------------------------------

                                                                                                          Year Ended
                                                          12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
Net asset value, beginning of period...................    $9.170      $8.940      $8.540      $9.770      $9.290      $9.130
Income From Investment Operations:
Net investment income..................................     0.863       0.853       0.872       0.962       0.976       1.022
Net realized and unrealized gain (loss)
 on investments........................................     0.332       0.230       0.400      (1.230)      0.480       0.160
                                                           ------      ------      ------      ------      ------      ------
  Total from investment operations.....................     1.195       1.083       1.272      (0.268)      1.456       1.182
                                                           ------      ------      ------      ------      ------      ------
Less Dividends and Distributions:
Dividends from net investment income...................    (0.855)     (0.853)     (0.872)     (0.962)     (0.976)     (1.022)
Distributions from net realized gain
  on investment transactions...........................      none        none        none        none        none        none
                                                           ------      ------      ------      ------      ------      ------
Total dividends and distributions......................    (0.855)     (0.853)     (0.872)     (0.962)     (0.976)     (1.022)
                                                           ------      ------      ------      ------      ------      ------
Net asset value, end of period.........................    $9.510      $9.170      $8.940      $8.540      $9.770      $9.290
                                                           ======      ======      ======      ======      ======      ======
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)........................................    13.63%      12.79%      15.50%      (2.87%)     16.36%(3)   13.44%(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)................   $98,875     $67,665     $56,605     $43,686     $34,915     $11,311
Ratio of expenses to average net assets................     0.70%       0.70%       0.69%       0.72%       0.80%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation..........................     0.70%       0.70%       0.69%       0.72%       0.82%       0.94%
Ratio of net investment income to
  average net assets...................................     9.24%       9.54%       9.87%      10.56%      10.05%      10.93%
Ratio of net investment income to average
  net assets prior to expense limitation...............     9.24%       9.54%       9.87%      10.56%      10.03%      10.79%
Portfolio turnover.....................................      121%         93%         74%         47%         43%         73%



                                                                             Delchester Series
                                                           ---------------------------------------------
                                                                                               7/28/88(1)
                                                                                                 through
                                                            12/31/91    12/31/90    12/31/89    12/31/88
Net asset value, beginning of period...................      $7.480      $9.200      $9.860      $10.000
Income From Investment Operations:
Net investment income..................................       1.032       1.114       1.085        0.475
Net realized and unrealized gain (loss)
 on investments........................................       1.650      (1.720)     (0.635)      (0.140)
                                                             ------      ------      ------      -------
  Total from investment operations.....................       2.682      (0.606)      0.450        0.335
                                                             ------      ------      ------      -------
Less Dividends and Distributions:
Dividends from net investment income...................      (1.032)     (1.114)     (1.085)      (0.475)
Distributions from net realized gain
  on investment transactions...........................        none        none      (0.025)        none
                                                             ------      ------      ------      -------
Total dividends and distributions......................      (1.032)     (1.114)     (1.110)      (0.475)
                                                             ------      ------      ------      -------
Net asset value, end of period.........................      $9.130      $7.480      $9.200       $9.860
                                                             ======      ======      ======      =======
--------------------------------------------------------------------------------------------------------
Total return(2)........................................      37.53%(3)   (7.13%)(3)   4.62%(3)     8.15%(3)
--------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)................      $5,918      $5,092      $4,427       $2,425
Ratio of expenses to average net assets................       0.80%       0.80%       0.80%        0.80%
Ratio of expenses to average net assets
  prior to expense limitation..........................       1.06%       1.17%       1.50%        1.21%
Ratio of net investment income to
  average net assets...................................       12.05%     13.30%      11.21%       11.00%
Ratio of net investment income to average
  net assets prior to expense limitation...............       11.80%     12.93%      10.50%       10.58%
Portfolio turnover.....................................         70%        115%         19%          31%


---------------------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                              International Equity Series
                                                      ----------------------------------------------------------------------
                                                                                                                 10/29/92(1)
                                                                             Year Ended                            through
                                                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
Net asset value, beginning of period.........         $15.110      $13.120    $11.840     $11.620      $10.030     $10.000
Income From Investment Operations:
Net investment income(2).....................           0.359        0.557      0.419       0.220        0.052       0.015
Net realized and unrealized gain (loss)
 on investments and foreign currencies.......           0.596        1.966      1.191       0.080        1.548       0.015
                                                      -------      -------    -------     -------      -------     -------
Total from investment operations.............           0.955        2.523      1.610       0.300        1.600       0.030
                                                      -------      -------    -------     -------      -------     -------
Less Dividends and Distributions:
Dividends from net investment income.........          (0.545)      (0.420)    (0.240)     (0.070)      (0.010)       none
                                                      -------      -------    -------     -------      -------     -------
Distributions from net realized gain
  on investment transactions.................            none       (0.113)    (0.090)     (0.010)        none        none
                                                      -------      -------    -------     -------      -------     -------
Total dividends and distributions............          (0.545)      (0.533)    (0.330)     (0.080)      (0.010)       none
                                                      -------      -------    -------     -------      -------     -------
Net asset value, end of period...............         $15.520      $15.110    $13.120     $11.840      $11.620     $10.030
                                                      =======      =======    =======     =======      =======     =======
--------------------------------------------------------------------------------------------------------------------------
Total return(3)..............................           6.60%(4)    20.03%(4)  13.98%(4)    2.57%(4)    15.97%(4)    1.73%(4)
--------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)......        $198,863     $131,428    $81,548     $57,649      $16,664        $177
Ratio of expenses to average net assets......           0.85%        0.80%      0.80%       0.80%        0.80%            (5)
Ratio of expenses to average net assets
  prior to expense limitation................           0.90%        0.91%      0.89%       1.01%        1.85%            (5)
Ratio of net investment income to
  average net assets.........................           2.28%        4.71%      3.69%       2.63%        1.85%            (5)
Ratio of net investment income to average
  net assets prior to expense limitation.....           2.23%        4.60%      3.60%       2.42%        0.80%            (5)
Portfolio turnover...........................              7%           8%        19%         13%           9%            (5)
Average commission rate paid(6)..............         $0.0150      $0.0100        N/A         N/A          N/A         N/A

---------------------
(1) Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

(6) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                              Trend Series
                                                      -------------------------------------------------------
                                                                                                    7/23/93(1)
                                                                       Year Ended                     through
                                                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
Net asset value, beginning of period.........          $14.560     $14.020     $10.160    $10.200     $10.000
Income From Investment Operations:
Net investment income........................            0.019       0.050       0.098      0.079        none
Net realized and unrealized gain (loss)
 on investments..............................            3.031       1.380       3.852     (0.119)      0.200
                                                       -------     -------     -------    -------     -------
Total from investment operations.............            3.050       1.430       3.950     (0.040)      0.200
                                                       -------     -------     -------    -------     -------
Less Dividends and Distributions:
Dividends from net investment income.........           (0.050)     (0.090)     (0.090)      none        none
Distributions from net realized gain
  on investment transactions.................           (0.180)     (0.800)       none       none        none
                                                       -------     -------     -------    -------     -------
Total dividends and distributions............           (0.230)     (0.890)     (0.090)      none        none
                                                       -------     -------     -------    -------     -------
Net asset value, end of period...............          $17.380     $14.560     $14.020    $10.160     $10.200
                                                       =======     =======     =======    =======     =======
-------------------------------------------------------------------------------------------------------------
Total return(2)..............................           21.37%(3)   11.00%(3)   39.21%(3)  (0.39%)(3)   2.00%(3)
-------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)......         $118,276     $56,423     $20,510     $7,087        $204
Ratio of expenses to average net assets......            0.80%       0.80%       0.80%      0.80%            (4)
Ratio of expenses to average net assets
  prior to expense limitation................            0.88%       0.92%       0.96%      1.47%            (4)
Ratio of net investment income to
  average net assets.........................            0.16%       0.56%       1.03%      1.63%            (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....            0.08%       0.44%       0.87%      0.96%            (4)
Portfolio turnover...........................             125%        112%         76%        59%            (4)
Average commission rate paid(5)..............          $0.0599     $0.0600         N/A        N/A         N/A




                                                            Small Cap Value Series (formerly Value Series)
                                                      -------------------------------------------------------
                                                                                                    7/23/93(1)
                                                                       Year Ended                     through
                                                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
Net asset value, beginning of period.........          $14.500     $12.470     $10.290    $10.210     $10.000
Income From Investment Operations:
Net investment income........................            0.122       0.112       0.192      0.148        none
Net realized and unrealized gain (loss)
 on investments..............................            4.338       2.548       2.208     (0.068)      0.210
                                                       -------     -------     -------    -------     -------
  Total from investment operations...........            4.460       2.660       2.400      0.080       0.210
                                                       -------     -------     -------    -------     -------
Less Dividends and Distributions:
Dividends from net investment income.........           (0.110)     (0.180)     (0.150)      none        none
Distributions from net realized gain
  on investment transactions.................           (0.930)     (0.450)     (0.070)      none        none
                                                       -------     -------     -------    -------     -------
Total dividends and distributions............           (1.040)     (0.630)     (0.220)      none        none
                                                       -------     -------     -------    -------     -------
Net asset value, end of period...............          $17.920     $14.500     $12.470    $10.290     $10.210
                                                       =======     =======     =======    =======     =======
-------------------------------------------------------------------------------------------------------------
Total return(2)..............................           32.91%(3)   22.55%(3)   23.85%(3)   0.78%(3)    2.10%(3)
-------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)......          $84,071     $23,683     $11,929     $6,291        $210
Ratio of expenses to average net assets......            0.80%       0.80%       0.80%      0.80%            (4)
Ratio of expenses to average net assets
  prior to expense limitation................            0.90%       0.99%       0.96%      1.41%            (4)
Ratio of net investment income to
  average net assets.........................            1.24%       1.28%       2.13%      2.62%            (4)
Ratio of net investment income to average
  net assets prior to expense limitation.....            1.14%       1.09%       1.97%      2.01%            (4)
Portfolio turnover...........................              41%         84%         71%        26%            (4)
Average commission rate paid(5)..............          $0.0600     $0.0600         N/A        N/A         N/A

---------------------
(1) Date of initial public offering; total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                      Social Awareness
                                                      Series (formerly                    Emerging
                                                       Quantum Series)   Devon Series   Markets Series
                                                      ------------------------------------------------
                                                          5/1/97(1)       5/1/97(1)       5/1/97(1)
                                                           through         through         through
                                                          12/31/97        12/31/97        12/31/97
Net asset value, beginning of period.........             $10.000          $10.000         $10.000
Income From Investment Operations:
Net investment income........................               0.051            0.080           0.060(2)
Net realized and unrealized gain (loss)
 on investments..............................
  and foreign currencies.....................               2.789            2.650          (1.180)
                                                          -------          -------         -------
Total from investment operations.............               2.840            2.730          (1.120)
                                                          -------          -------         -------
Less Dividends and Distributions:
Dividends from net investment income.........                none             none            none
Distributions from net realized gain
  on investment transactions.................                none             none            none
                                                          -------          -------         -------
Total dividends and distributions............                none             none            none
                                                          -------          -------         -------
Net asset value, end of period...............             $12.840          $12.730          $8.880
                                                          =======          =======         =======
Total return(3)..............................              28.40%(4)        27.30%(4)      (11.20%)(4)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)......              $7,800          $16,653          $5,776
Ratio of expenses to average net assets......               0.80%            0.80%           1.50%
Ratio of expenses to average net assets
  prior to expense limitation................               1.40%            0.91%           2.45%
Ratio of net investment income to
  average net assets.........................               1.13%            2.01%           0.89%
Ratio of net investment income (loss)
  to average net assets prior to
  expense limitation.........................               0.53%            1.90%          (0.06%)
Portfolio turnover...........................                 52%              80%             48%
Average commission rate paid(5)..............             $0.0334          $0.0568         $0.0036

---------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES
AND POLICIES

INTRODUCTION
    The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various of shares.
    The investment objective of each Series, other than the REIT Series, is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that Series' outstanding shares, as defined in the 1940 Act. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each Series, see Other Considerations for investment techniques available to various Series of the Fund. Part B provides more information on the Series' investment policies and restrictions.

DECATUR TOTAL RETURN SERIES
    The objective of Decatur Total Return Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

Investment Strategy
    The Series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.
    All available types of appropriate securities are under continuous study. The Series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations.
    Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

    The Series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The Series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.

DELCHESTER SERIES
    The objective of the Delchester Series is to seek the highest current income which Delaware Management believes is consistent with prudent investment management. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series will invest at least 80% of its assets at the time of purchase in:
    (1) Corporate Bonds. The Series will invest in both rated and unrated bonds. See Appendix A to this Prospectus for information concerning ratings. Unrated bonds may be more speculative in nature than rated bonds;
    (2) Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and
    (3) Commercial Paper. Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").

Investment Strategy
    The Series expects to invest at least 80% of its assets in securities of the types described above. The Series must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations. In the long run, the Series' assets are expected to be invested primarily in unrated corporate bonds and bonds rated BBB or lower by S&P.

Risk Factors
    The assets of Delchester Series may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. See Appendix A to this Prospectus for more rating information. Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Series. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:

    Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Series' net asset value.
    Redemptions. If, as a result of volatility in the high-yield market or other factors, the Series experiences substantial net redemptions of the Series' shares for a sustained period of time (i.e., more shares of the Series are redeemed than are purchased), the Series may be required to sell securities without regard to the investment merits of the securities to be sold. If the Series sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Series will decrease and the Series' expense ratio may increase.
    Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Series' privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

    Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Series to attain its investment objective.

INTERNATIONAL EQUITY SERIES
    The objective of the International Equity Series is to seek long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Series' assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). The Series will operate as a diversified fund for purposes of the 1940 Act.

Investment Strategy
    The Series will attempt to achieve its objective by investing in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. The Series may also invest in sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts. Delaware International will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. With a dividend discount analysis, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Delaware International uses this technique to attempt to compare the value of different investments. With a purchasing power parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.
    While the Series may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, New Zealand, Philippines, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong, and Singapore and Malaysia. In certain countries, investments may only be made by purchasing shares of closed-end investment com panies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

    For temporary, defensive purposes, the Series may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality by Delaware International. For example, the Series may enter the global fixed-income markets when Delaware International believes that the global equity markets are excessively volatile or overvalued so that the Series' objective cannot be achieved in such markets. In addition, the Series may invest in the U.S. fixed-income markets for temporary, defensive purposes when Delaware International believes that the international equity and fixed-income markets are evidencing such excessive volatility or overvaluation. The Series may also invest in the securities listed for defensive investing pending investment of proceeds from new sales of Series shares and to maintain sufficient cash to meet redemption requests.
    The Series may be suitable for the patient investor interested in long-term growth through investments that provide the potential for capital appreciation and income. The investor should be willing to accept the risks associated with investments in foreign equity securities in which the Series may invest, as well as the special investment techniques in which the Series may engage. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long- term growth. See Other Considerations.

Foreign Currency Transactions
    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

    The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.
    When the Series' investment manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency.
    The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.
    At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.
    The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Series and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Series will be required to pay upon exercise of the put. See Futures Contracts and Options on Futures Contracts under Other Considerations.

Futures Contracts and Options on Futures Contracts
    The Series may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Series is to protect the Series against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Series' portfolio securities or adversely affect the prices of securities which the Series intends to purchase at a later date without actually buying or selling such securities. See Other Considerations--Futures Contracts and Options on Futures Contracts.

SMALL CAP VALUE SERIES
    The objective of the Series is capital appreciation. The strategy will be to invest primarily in common stocks and issues convertible into common stocks which, in the opinion of Delaware Management, have market values which appear low relative to their underlying value or future earnings and growth potential.
    Securities will be purchased that Delaware Management believes to be undervalued in relation to asset value or long-term earning power of the companies. Delaware Management may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. Delaware Management's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.
    While not a fundamental policy, under normal market conditions the Fund intends to invest 65% of its net assets in securities issued by small cap companies, defined as those currently having a market capitalization generally of less than $1.5 billion at the time of purchase. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with a lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.
    Delaware Management will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by Delaware Management would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an opportunity for capital appreciation. Delaware Management will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. Delaware Management feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.

    Although the Series will constantly strive to attain the objective of long-term growth, there can be no assurance that it will be attained. If Delaware Management believes that market conditions warrant, the Series may employ options strategies. Also, on a temporary, defensive basis, the Series may invest in fixed-income obligations. The objective of the Series may not be changed without shareholder approval.

Investment Strategy
    While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, the Series may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. The strategies employed are dependent upon the judgment of Delaware Management.
    In investing for capital appreciation, the Series may hold securities for any period of time. The degree of portfolio activity will affect brokerage costs of the Series.
    Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments, and corporate bonds rated A or above by Moody's or S&P.
    The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase stock index options.
    While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options. See Other Considerations--Options, below.
    The Series may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates. See Other Considerations--Futures Contracts and Options on Futures Contracts, below.

Risk Factors
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities (and currency hedging transactions in connection therewith), as these investments may be speculative and subject the Series to an additional risk. See Foreign Securities and Foreign Currency Transactions under Other Considerations. Investing in a company temporarily out of favor may involve the risk that the anticipated favorable change may not occur and, as a result, that security may decline in value or not appreciate as expected. Although it will receive relatively minor emphasis in pursuit of its objective, the Series may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although the Series will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high-risk fixed-income securities), it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds are considered very speculative and may possibly be in default or have interest payments in arrears. See Delchester Series for additional information on the risks associated with such securities.
    Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.
    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal.

TREND SERIES

Investment Strategy
    The objective of the Series is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.
    The Series will seek to identify changing and dominant trends within the economy, the political arena and our society. The Series will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.
    In investing for capital appreciation, the Series may hold securities for any period of time. The Series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. The Series may also invest in foreign securities.

    The Series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.
    Income is not an objective of the Series. However, should the market warrant a temporary defensive approach, the Series may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.
    Although the Series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Series may not be changed without shareholder approval. P art B provides more information on the Series' investment policies and restrictions.
    The Series may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stock, especially those of smaller companies, tend to fluctuate, particularly in the short-term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Series to an additional risk.
    Net asset value may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.
    This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal. An investor should not consider a purchase of Series shares as equivalent to a complete investment program.
    For hedging purposes, the Series may engage in options activity and enter into futures contracts and options on futures contracts. For a discussion on these instruments, see Options and Futures Contracts and Options on Futures Contracts under Other Considerations.

DEVON SERIES
    The objective of Devon Series is to seek current income and capital appreciation.
    The Series may be suitable for investors interested in long-term capital appreciation with a greater emphasis on common stocks and securities convertible into common stocks. Investors in the Series should be willing to accept the risks associated with investments in equity securities. Investors in the Devon Series should also be willing to accept the risks associated with investments in fixed-income securities. Net asset values may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

Investment Strategy
    Devon Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware Management believes have the potential for above average dividend increases over time. Under normal circumstances, the Series will generally invest at least 65% of its total assets in dividend paying common stocks.

    In selecting stocks for the Series, Delaware Management will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, Delaware Management will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issu ing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. Delaware Management will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the Standard & Poor's 500 Stock Index in exchange for anticipated dividend growth.
    While Delaware Management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities and bank obligations, and may also engage in futures transactions. The Series may invest in foreign securities.
    For additional information about the Series' investment policies and certain risks associated with investments in certain types of securities, see Other Considerations.

EMERGING MARKETS SERIES
    The objective of Emerging Markets Series is to seek long-term capital appreciation. The Series seeks to achieve this objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal circumstances, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging market countries. The Series will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants issued by companies located or operating in emerging countries or the principal securities trading market for which is in an emerging country.
    The Series considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." As of the date of this Prospectus, there are more than 130 countries which, in Delaware International's judgment, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Within this group of developing or emerging countries are included almost every nation in the world, except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

    Currently, investing in many emerging countries is not feasible, or may, in Delaware International's opinion, involve unacceptable political risks. The Series will focus its investments in those emerging countries where Delaware International considers the economies to be developing strongly and where the markets are becoming more sophisticated. Delaware International believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.
    In considering possible emerging countries in which the Series may invest, Delaware International will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. It is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republi c, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, Delaware International expects to expand and further diversify the countries in which the Series invests.
    Although not an exclusive list of criteria to be considered by Delaware International, an emerging country equity security is one issued by a company that, in the opinion of Delaware International, exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. Determinations as to eligibility will be made by Delaware International based on publicly available information and inquiries made of the companies.
    The Series may invest in Depositary Receipts, and in both open-end and, listed or unlisted, closed-end investment companies, as well as unregistered investment companies. See Investment Company Securities under Other Considerations. The Series may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

    The Series may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by Delaware International to be of equivalent quality and which present special investment risks. See Risk Factors under Delchester Series. The Series may also invest in Brady Bonds and zero coupon securities. See Foreign Securities and Foreign Currency Transactions under Other Considerations. The Series' investments in such securities generally did not exceed 5% of its assets during the past fiscal year, although the percentage of the Series' assets allocated to such investments may vary from year to year.
    For temporary defensive purposes, the Series may invest all or a substantial portion of its assets in the high quality debt instruments in which International Equity Series may invest. See Investment Strategy under In ternational Equity Series.

SOCIAL AWARENESS SERIES
    The objective of Social Awareness Series is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time. Medium to large-size compani es generally are those having a market capitalization of greater than $1 billion at the time of investment. Vantage will invest in substantially all of the assets of the Series equity securities that it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the S&P 500 and meet the Series' "Social Criteria" strategy.

Investment Strategy
    The Series will adhere to a Social Criteria strategy, which can be changed by action of the Fund's Board of Directors. Vantage will utilize the Social Investment Database published by Kinder, Lydenberg, Domini & Co. Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. The Series will not purchase securities of any company for which the Social Investment Database indicates a concern or a major concern relating to one or more of the Social Criteria. See Social Criteria, below.
    Because of the Social Criteria strategy, the Series may be underexposed in certain sectors which may at times outperform the market.
    While it is anticipated that the Series, under normal market conditions, will invest principally in common stock, the Series may invest in all available types of equity securities, including without limitation, preferred stock, warrants and securities convertible into common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. See Other Considerations.
    Up to 20% of the Series' total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European or Global Depositary Receipts. See Foreign Securities and Foreign Currency Transactions under Other Considerations.

    The Series may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. See Op tions and Futures Contracts and Options on Futures Contracts under Other Considerations.
    The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Vantage's opinion, such holdings are prudent given then prevailing market conditions. The Series may also invest in such instruments pending investment by the Series of proceeds from the sale of portfolio securities or proceeds from new sales of Series shares pending investment in other types of securities for the Series as to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by Vantage.
    The Series will constantly strive to achieve its objective and, in investing to do so, may hold securities for any period of time. To the extent the Series engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.
    For additional information on the Series' investment policies and certain risks associated with investments in certain types of securities, see Other Considerations.

Social Criteria
    Social Awareness Series will adhere to a Social Criteria strategy, which may be changed by action of the Board of Directors. Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.
    Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:
    1. Activities which result or likely to result in damage to the natural environment;
    2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;
    3. The manufacture of, or contracting for, military weapons; or
    4. The alcoholic beverage, tobacco or gambling industries.
    5. The testing on animals in the development of cosmetic or personal care products.
    Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in this Prospectus.

    When Vantage determines that a company no longer adheres to the Social Criteria, it will cause the Series to commence an orderly sale of the company's securities, that is, a selling program which, in Vantage's judgment, will minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of the Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

REIT SERIES
    The objective of the Series is to seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Series is considered a nondiversified investment company under the 1940 Act and may be subject to greater risks than if the Series were diversified. A nondiversified portfolio of securitiesis believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of its overall assets.
    The Series may be suitable for the patient investor interested in long-term capital appreciation with the potential for current income. Investors should be willing to accept the risks associated with investments in a portfolio of equity securities and convertible securities issued by domestic and foreign issuers concentrated in the real estate industry. Because current income is a secondary objective of the Series, the Series is not suitable as an investment vehicle for investors whose primary investment goal is current income.
    The risks associated with an investment in the Series are discussed below under Special Risk Factors.
    The investment objective of the Series is described below, together with the policies the Series employs in its efforts to achieve its objective. There is no assurance that the Series will attain its objective. The investment objective of the Series is nonfundamental and may be changed without approval of shareholders. Unless otherwise noted, the investment policies described below are not fundamental policies and may be changed without shareholder approval. Part B provides more information on the Series' investment policies and restrictions.

Investment Strategy
    The investment objective of the Series is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts ("REITs"). The Series will operate as a nondiversified fund as defined by the 1940 Act.

    As a fundamental policy, the Series will concentrate its investments in the real estate industry. The Series invests in equity securities of REITs and other real estate industry operating companies ("REOCs"). For purposes of the Series' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Series' investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts ("ADRs") actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Series may also purchase preferred stock. The Series may invest up to 10% of its assets in foreign securities (not including ADRs), and in convertible securities. See Foreign Securities and Foreign Currency Transactions and Convertible, Debt and Non-Traditional Equity Securities under Other Considerations for further discussion of these investment policies. The Series may also invest in mortgage-backed securities. See Mortgage-Backed Securities under Other Considerations for more detailed information about this investment policy.
    The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Delaware Management's opinion, such holdings are prudent given then prevailing market conditions. Except when Delaware Management believes a temporary defensive approach is appropriate, the Series will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as determined by Delaware Management. See Other Considerations for further details concerning these and other investment policies.
    Although as a fundamental policy the Series does not invest directly in real estate, the Series does invest primarily in REITs, and may purchase equity securities of REOCs, as well as own real estate directly as a result of a default on securities the Series owns. Thus, because the Series concentrates its investments in the real estate industry, an investment in the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

    The Series may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs. For a further discussion of the risks presented by investing in REITs, see Other Considerations--REITs.
    While the Series does not intend to invest directly in real estate, the Series could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.
    The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to hedge uninvested cash against movements in the prices of securities in which the Series intends to invest. Such positions will generally be eliminated when it becomes possible to invest in such securities. See Other Considerations--Futures Contracts and Options on Futures Contracts and Options for a further discussion of these investment policies.
    In connection with the Series' ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Series holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Series may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See Other Considerations--Foreign Securities AND Foreign Currency Transactions.

    Delaware Management does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, Delaware Management may take advantage of short-term opportunities that are consistent with the Series' investment objectives. It is anticipated that the annual turnover rate of the Series, under normal circumstances, will generally not exceed 100%. See Portfo lio Trading Practices under Management of the Fund.

Special Risk Factors
    An investment in the Series entails certain risks and considerations about which an investor should be aware.
    The Series may invest up to 10% of its total assets in securities of foreign issuers which normally are denominated in foreign currencies, and may hold foreign currency directly. Investments in securities of non-United States issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in United States companies. Consequently, the Series may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar denominated securities, the Series may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Series may engage in foreign currency options and futures transactions. For a discussion of the risks associated with foreign securities see Foreign Securities and Foreign Currency Transactions and for those concerning these hedging instruments see Risks of Transactions in Options, Futures and Forward Contracts, both of which references appear under the heading Other Considerations.
    The Series may commit its assets eligible for foreign investment to securities of issuers located in emerging markets. Investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. Among other things, there is a greater possibility of expropriation, nationalization, confiscatory taxation, income earned or other special taxes, foreign exchange restrictions, limitations on the repatriation of income and capital from investments, defaults in foreign government debt, and economic, political or social instability. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. See Othe r Considerations--Foreign Securities and Foreign Currency Transactions for a more extensive discussion of these and other factors.

    The foreign securities in which the Series may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Series may be significantly affected by such trading on days when shareholders will have no access to the Series. See Calculation of Offering Price and Net Asset Value Per Share.
    The Series also may, under certain circumstances, use certain futures contracts and options on futures contracts, as well as options on stock. The Series will only enter into these transactions for hedging purposes. See Futur es Contracts and Options on Futures Contracts and Risks of Transactions in Options, Futures and Forward Contracts, both of which references appear under the heading Other Considerations.
    As a fundamental policy, the Series concentrates its investments in the real estate industry. As a consequence, the net asset value of the Series can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.
    The Series, by investing primarily in securities of real estate investment trusts, is subject to interest rate risk, in that as interest rates decline, the value of the Series' investments in REITs holding fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in REITs holding fixed rate obligations can be expected to decline. See Other Considerations--REITs.
    The Series may lend its portfolio securities, may invest in repurchase agreements and may purchase securities on a when-issued basis.
    While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified under the 1940 Act. Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.
    Each of the investment strategies identified above involves special risks which are described under Other Considerations in this Prospectus and Investme nt Objectives and Policies in Part B.

                                     * * *

    Part B contains other more specific investment restrictions and Appendix A to this Prospectus contains descriptions of Moody's and S&P ratings.

PURCHASE AND REDEMPTION

    Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

    Dividends for the Delchester Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.
    For the Decatur Total Return and Devon Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.
    For the International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.
    All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

    Each Series, other than Devon, Emerging Markets, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Devon, Emerging Markets, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING
PRICE AND NET ASSET VALUE
PER SHARE

    The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
    A Series' NAV per share is computed by adding the value of all securities and other assets in that Series' portfolio, deducting any liabilities of that Series (expenses and fees are accrued daily) and dividing by the number of that Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining each Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
    The International Equity and Emerging Markets Series' portfolio will be comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as U.S. Holidays and Saturdays). As a result, the NAV of that Series may be significantly affected by such trading on days when shareholders have no access to that Series. To the extent other Series hold foreign securities which are so listed, the net asset value of those Series also could be affected by trading on days when shareholders have no access to those Series.

MANAGEMENT OF THE FUND
Directors
    The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Managers and Sub-Advisers
    Delaware Management furnishes investment management services to each Series of the Fund, other than International Equity and Emerging Markets Series. Delaware International, an affiliate of Delaware Management, furnishes investment management services to the International Equity and Emerging Markets Series.
    Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On July 31, 1998, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $26,604,750,000) and investment company (approximately $17,876,100,000) accounts.
    Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998. Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is Third Floor, 80 Cheapside, London, England EC2V 6EE.
    Delaware Management manages each of the Series' (other than International Equity and Emerging Markets Series) portfolios and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of Decatur Total Return and Delchester Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

        Decatur Total Return Series           0.60%
        Delchester Series                     0.60%
        Small Cap Value Series                0.75%
        Trend Series                          0.75%
        Devon Series                          0.60%
        Social Awareness Series               0.75%
        REIT Series                           0.75%*

*Assets up to $500 million: 0.75% of average daily net assets
Assets over $500 million - $1,000 million: 0.70% of average
  daily net assets
Assets over $1,000 million - $2,500 million: 0.65% of
  average daily net assets
Assets over $2,500 million: 0.60% of average daily net assets

    See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware Management. The investment management fee, as a percentage of average daily net assets, incurred by each of the Series below for the fiscal year ended December 31, 1997 was as follows:

                                               Before                After
                                          Voluntary Waiver      Voluntary Waiver
        Decatur Total Return Series            0.60%                 0.60%
        Delchester Series                      0.60%                 0.60%
        Small Cap Value Series                 0.75%                 0.65%
        Trend Series                           0.75%                 0.67%
        Devon Series                           0.60%*                0.32%*
        Social Awareness Series                0.75%*                0.14%*

*Annualized.

    Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage participates in the management of Social Awareness Series' assets. Vantage is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of Delaware Management. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management, as of July 31, 1998, of approximately $5.5 billion. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage an annual fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets between $20 million and $50 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

    Lincoln, a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), 200 E. Berry Street, Fort Wayne, Indiana 46802, acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. As of July 31, 1998, Lincoln had assets under management of approximately $39 billion. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series.
    Delaware International manages the International Equity and Emerging Markets Series' portfolios and implements investment decisions on behalf of each of these Series. For these services, Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of the International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

        International Equity Series    0.75%
        Emerging Markets Series        1.25%

    See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware International. The investment management fee, as a percentage of average daily net assets, incurred by each of the below Series for the fiscal year ended December 31, 1997 was as follows:

                                               Before                After
                                          Voluntary Waiver      Voluntary Waiver
        International Equity Series            0.75%                 0.69%
        Emerging Markets Series                1.25%*                0.29%*

*Annualized.

    The directors of the Fund annually review fees paid to the investment managers and sub-advisers.

    John B. Fields, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making day-to-day investment decisions for the Decatur Total Return Series. He has been the senior portfolio manager of this Series since 1992. Mr. Fields, who has 27 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society. In making investment decisions for the Decatur Total Return Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard
G. Unruh, Jr. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined Delaware Investments in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Delaware Management and Delaware International and was named an Executive Vice President of Delaware Management in 1994.
   Paul A. Matlack and Gerald T. Nichols, each a Vice President/Senior
Portfolio Manager of the Fund, have primary responsibility for making day-to-day investment decisions for the Delchester Series. Mr. Matlack and Mr. Nichols have been members of this Series' management team since 1990, and were named co-managers of this Series in January 1993. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. In making investment decisions for Delchester Series, Mr. Matlack and Mr. Nichols regularly consult with Paul
E. Suckow. Mr. Suckow is Delaware Management's Chief Investment Officer for Fixed-Income. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at Delaware Investments from 1981 to 1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.

    Gerald S. Frey, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making day-to-day investment decisions for the Trend Series. Mr. Frey has been senior portfolio manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 21 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. In making investment decisions for the Fund, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, John
A. Heffern, Jeffrey W. Hynoski and Lori P. Wachs. Mr. Bassett, Vice President, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Hynoski is a Vice President. He joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Ms. Wachs is a Vice President. She joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.
    George H. Burwell, Vice President/Senior Portfolio Manager of the Fund, has primary responsibility for making day-to-day investment decisions for the Devon Series. Mr. Burwell, who has been Devon Series' senior portfolio manager since its inception, holds a BA from the University of Virginia. Prior to joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. In making investment decisions for the Devon Series, Mr. Burwell regularly consults with Wayne A. Stork and Richard G. Unruh, Jr.

    Beginning in May, 1997, Christopher S. Beck, Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. Mr. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he had managed the Small Cap Fund from October 1995 at Pitcairn Trust Company. He holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University and is a CFA charterholder. In making investment decisions for the Small Cap Value Series, Mr. Beck regularly consults with Wayne A. Stork, Richard G. Unruh, Jr. and Andrea Giles. Ms. Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining the Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.
    Clive A. Gillmore and Nigel A. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. Mr. Gillmore has been the senior portfolio manager for the Series since its inception, and Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware
International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific
Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental
Europe. He previously had been with Hill Samuel Investment Management Group for five years. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members. Mr. Gillmore and Mr. May also regularly consult with David G.
Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware
International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

    Mr. Gillmore also has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. He has been the senior portfolio manager for this Series since its inception. In making investment decisions for Emerging Markets Series, Mr. Gillmore regularly consults with an international equity team of fourteen members. Mr. Gillmore also regularly consults with David G. Tilles, Robert Akester and Joshua A. Brooks. Prior to joining Delaware International in 1996 as a Senior Portfolio Manager, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International.
    Babak Zenouzi, Vice President/Senior Portfolio Manager of the Fund and Delaware Management, has had primary responsibility for making day-to-day investment decisions for the REIT Series since its inception. In making investment decisions for the Series, Mr. Zenouzi regularly consults with Wayne
A. Stork and Richard G. Unruh.
    T. Scott Wittman, President and Chief Investment Officer of Vantage, has primary responsibility for making day-to-day investment decisions for the Social Awareness Series. He has had such responsibility for this Series since its inception. His responsibilities include both business administration and equity portfolio management. A CFA charterholder, Mr. Wittman received both graduate and undergraduate degrees in business administration from Indiana University. He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.

Portfolio Trading Practices
    The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. Given the respective Series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the Decatur Total Return, Delchester, International Equity, Emerging Markets, Devon, Social Awareness and REIT Series, and may exceed 100% for the Small Cap Value and Trend Series. A 100% turnover rate would occur if all of the securities in a Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when the investment manager deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.
    Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the respective investment manager or their respective advisory clients. These services may be used by the respective investment manager in servicing any of their respective accounts. Subject to best price and execution, the respective investment manager may consider a broker/dealer's sales of shares o f funds in the Delaware Investments family in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION
    From time to time, the Fund may quote each Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.
    From time to time, the Fund may also quote the Delchester Series yield performance in advertising and other types of literature. The current yield for these Series will be calculated by dividing the annualized net investment income earned by the Series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
    Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
    The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under Distribution Agreements dated April 3, 1995 for all Series other than Devon, Emerging Markets, Social Awareness and REIT Series. The Devon, Emerging Markets and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. The REIT Series' Distribution Agreement is dated as of May 1, 1998. The Distributor bears all of the costs of promotion and distribution.
    Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for all Series under the Amended and Restated Shareholders Services Agreement dated May 1, 1998. The Transfer Agent also provides accounting services to each Series pursuant to the terms of a separate Fund Accounting Agreement. The directors of the Fund annually review service fees paid to the Transfer Agent.
    The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

                                     * * *

    As with other mutual funds, financial and business organizations and individuals around the world, each Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Series' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any of the Series.
    Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. Each Series investing in securities of participating countries could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of affected Series are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any Series.

EXPENSES
    Each Series is responsible for all of its own expenses other than those borne by the respective investment manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

    Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentage of average daily net assets through October 31, 1998:

        Decatur Total Return Series           0.80%
        Delchester Series                     0.80%
        Small Cap Value Series                0.85%
        Trend Series                          0.85%
        Devon Series                          0.80%
        Social Awareness Series               0.85%
        REIT Series                           0.85%

    Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the International Equity and the Emerging Markets Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentage of average daily net assets through October 31, 1998:

        International Equity Series           0.95%
        Emerging Markets Series               1.50%

    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Small Cap Value, Trend, Devon and Social Awareness Series. For the fiscal year ended December 31, 1997, the Delchester, Small Cap Value, Trend, Devon and Social Awareness Series' ratios of expenses to average daily net assets were as follows:

                                        With                    Without
                                  Voluntary Waiver         Voluntary Waiver

        Delchester Series              0.70%                     0.70%
        Small Cap Value Series         0.80%                     0.90%
        Trend Series                   0.80%                     0.88%
        Devon Series                   0.80%*                    0.91%*
        Social Awareness Series        0.80%*                    1.40%*

*Annualized.

    Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Decatur Total Return Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998. For the fiscal year ended December 31, 1997, the Decatur Total Return Series' ratios of expenses to average daily net assets was 0.71%.

    Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998. For the fiscal year ended December 31, 1997, the International Equity Series' ratio of expenses to average daily net assets was 0.85%, reflecting the waiver and payment described in this paragraph. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets for International Equity Series would have been 0.90%.
    Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998. For the fiscal year ended December 31, 1997, the Emerging Markets Series' ratio of expenses to average daily net assets was 1.50%, annualized, reflecting the waiver and payment described in this paragraph. Without the voluntary waivers and payments, the ratio of expenses to average daily net assets would have been 2.45%, annualized.

DESCRIPTION OF FUND SHARES
    Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Life and Annuity Insurance Company. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
    As a "series" type of mutual fund, the Fund issues separate classes or series of stock, currently 16 series. Additional series may be established in the future. An interest in the Fund is limited to the assets of the particular Series in which shares are held, and shareholders of each Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such Series.

    The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. Each of the Series is currently allocated fifty million shares. The Fund may establish additional series and may allocate its shares either to such new classes or to any of the 16 existing series.
    Each Series' shares have equal voting rights and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each Series will have a priority over shares of any other Series of the Fund in the assets and income of that Series.
    Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

When-Issued and Delayed Delivery Securities
    Consistent with their respective objectives, each Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

Mortgage-Backed Securities
    The Devon and REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

    CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).
    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.
    The Devon Series may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortg age-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities
    The Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's).
    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.
    The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See Mortgage-Backed Securities, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

REITs
    The REIT Series invests in, and the Devon Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.
    The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.
    REITs (especially mortgage REITs) are also subject to interest rate risks--when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
    REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Foreign Securities and Foreign Currency Transactions
    As noted above, the International Equity and Emerging Markets Series intend to invest their assets primarily in securities of foreign issuers. Each of the other Series may invest a portion of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Foreign Currency Transactions under International Equity Series for a discussion of these considerations.
    The risks involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in secur ities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, a Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.
    With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

    The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
    Foreign Currency Transactions. Series which invest in foreign securities may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.
    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.
    It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    Depositary Receipts. Each Series may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Options
    To achieve the Series' objectives, the Series intend to use certain hedging techniques which might not be conveniently available to individuals.
    These techniques will be used at the respective investment manager's discretion to protect a Series' principal value.
    The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. The International Equity, Emerging Markets and REIT Series may also purchase call options and enter into related closing transactions. In purchasing put and call options, the premium paid by the Series, plus any transaction costs, will reduce any benefit realized by the Series upon exercise of the option.
    Purchasing a put option gives a Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.
    Writing a covered call option obligates a Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall or stock prices rise.
    A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.
    Closing transactions essentially let a Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

    Each Series, other than the International Equity, Devon, Emerging Markets, Social Awareness and REIT Series, will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. The International Equity, Devon, Emerging Markets, Social Awareness and REIT Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The International Equity, Devon, Emerging Markets, Social Awareness and REIT Series will only invest in such options to the extent consistent with its 10% limit on investments in illiquid securities (15% in the case of REIT Series).
    The International Equity, Small Cap Value, Trend, Devon, Emerging Markets, Social Awareness and REIT Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The International Equity, Devon, Emerging Markets, Social Awareness and REIT Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. No Series will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the applicable Series.

Futures Contracts and Options on Futures Contracts
    For hedging purposes, each of the International Equity, Small Cap Value, Trend, Devon, Emerging Markets, Social Awareness and REIT Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the International Equity, Devon, Emerging Markets and Social Awareness Series may enter into futures transactions relating to foreign currency.
    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.
    Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.
    A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.
    Each Series may also purchase and write options on the types of futures contracts that Series could invest in.

    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by a Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.
    An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.
    To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.

Risks of Transactions in Options, Futures and Forward Contracts
    The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Series' hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Series is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Series will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Series may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies and forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

Borrowings
    Each Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of their net assets. See PART B for additional possible restrictions on borrowing. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Except for the International Equity Series, no Series will pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. The International Equity Series will not pledge more than 10% of its net assets or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

Repurchase Agreements
    The Series may also use repurchase agreements which are at least 102% collateralized by U.S. government securities except that the International Equity and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Each Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.
    The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

Portfolio Loan Transactions
    Each Series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.
    The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Credit-worthiness will be monitored on an ongoing basis by the respective investment manager.

Liquidity and Rule 144A Securities
    In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except REIT Series, which may invest up to 15% of its net assets in illiquid securities). For the Decatur Total Return, Delchester, Social Awareness and Devon Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Small Cap Value, Trend, Emerging Markets and REIT Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
    While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of REIT Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers;
(iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
    If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of REIT Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Investment Company Securities
    Any investments that the International Equity and Emerging Markets Series make in either closed-end or open-end (in the case of Emerging Markets Series) investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. The limitations under the 1940 Act also apply to Emerging Markets Series' investments in unregistered investment companies.

Convertible, Debt and Non-Traditional Equity Securities
    Devon, Social Awareness and REIT Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
    These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

    The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero Coupon Bonds
    REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Special Risk Considerations
    Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Series, nor can there be any assurance that the Series' investment objective will be attained.

    While the Emerging Markets and REIT Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Code, they will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of each Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                                     * * *

    Each Series' investment objective (except REIT Series), the Fund's designation as an open-end investment company, each Series' (other than the Emerging Markets and REIT Series) designation as a diversified fund, and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of a Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.

Diversification
    The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

    Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.
    The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
    Each Series of the Fund will be managed in such a manner as to comply with these diversification requirements.

Ratings
    Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch, four of the better-known statistical rating organizations. Appendix A to this Prospectus includes additional information concerning the ratings of high-yield, high-risk securities in which the certain Series may invest.

APPENDIX A-RATINGS

    The Delchester Series' assets may be invested primarily in and the Small Cap Value Series may invest in, bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities. The table set forth below shows the percentage of the Delchester Series' fixed-income securities included in each of the specified rating categories and shows the percentage of the Series' assets held in United States government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Series' securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Series' portfolio composition based on month end data for the Series' year ended December 31, 1997. The paragraphs following the table contain excerpts from Moody's and S&P's ratings descriptions.

                                         Average Weighted
                   Rating Moody's         Percentage of
                       and/or               Delchester
                        S&P                 Portfolio
                 -----------------------------------------
                 United States
                 Treasury Obligations        12.50%
                 Aaa/AAA                         --
                 Aa/AA                           --
                 A/A                             --
                 Baa/BBB                         --
                 Ba/BB                        3.73%
                 B/B                         75.18%
                 Caa/CCC                      1.51%
                 Not Rated                    7.08%

General Rating Information

Bonds
    Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
    Excerpts from S&P's description of its bond ratings:
AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D-- in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper
    Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--seco nd highest grade possessing less relative strength than the highest grade.
    Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.